UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

The McClatchy Company

(Exact name of registrant as specified in its charter)

DELAWARE	1-9824	52-2080478
(state or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Q Street
Sacramento CA 95816
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (l7 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (l7 CFR 240-14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Item 2.02	Results of Operations

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 27, 2005, The McClatchy Company ("McClatchy") issued a press release regarding McClatchy's financial results for the fourth fiscal quarter of 2004. The full text of McClatchy's press release is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits
	(c)	Exhibits

The following exhibit is filed herewith:

	Exhibit Number	Description
	99.1	Text of press release issued by The McClatchy Company, dated January 27, 2005, "McClatchy Reports Fourth Quarter 2004 Earnings and Provides First Quarter 2005 Outlook"

SIGNATURE

January 27, 2005	The McClatchy Company
	By:	/s/ Patrick J. Talamantes
Patrick J. Talamantes Vice President and Chief Financial Officer